1Q16 Quarterly Supplement April 14, 2016 © 2016 Wells Fargo & Company. All rights reserved. Exhibit 99.2

Wells Fargo 1Q16 Supplement 1 Appendix Non-strategic/liquidating loan portfolio 25 Real estate 1-4 family first mortgage portfolio 26 Real estate 1-4 family junior lien mortgage portfolio 27 Consumer credit card portfolio 28 Auto portfolios 29 Student lending portfolio 30 Common Equity Tier 1 (Fully Phased-In) 31 Forward-looking statements and additional information 32 Table of contents 1Q16 Results 1Q16 Highlights Page 2 Noteworthy items in 1Q16 results 3 Year-over-year results 4 Balance Sheet and credit overview (linked quarter) 5 Income Statement overview (linked quarter) 6 Loans 7 GE Capital assets acquired in 1Q16 8 Year-over-year loan growth 9 Deposits 10 1Q16 Revenue diversification 11 Net interest income 12 Noninterest income 13 Noninterest expense and efficiency ratio 14 Community Banking 15 Wholesale Banking 16 Wealth and Investment Management 17 Credit quality 18 Oil and gas loan portfolio 19 Oil and gas loan portfolio, 1Q credit performance 20 Monitoring other loan exposures in energy regions 21 Capital 22 1Q16 Summary 23

Wells Fargo 1Q16 Supplement 2 5,804 5,719 5,796 5,575 5,462 1Q15 2Q15 3Q15 4Q15 1Q16 1Q16 Highlights  Earnings of $5.5 billion  Diluted earnings per common share of $0.99  Revenue up 4% year-over-year (YoY) and 3% linked quarter (LQ) - Net interest income up 6% YoY and 1% LQ - Noninterest income up 2% YoY and 5% LQ  Strong loan and deposit growth - Average loans up 7% YoY and 2% LQ - Average deposits up 4% YoY and stable LQ  Credit quality remained solid with net charge- offs of 38 bps of average loans - Continued improvement in residential real estate was more than offset by continued deterioration in the oil and gas portfolio  Pre-tax pre-provision profit (PTPP) (1) up 5% YoY and 2% LQ  Strong capital position - Common Equity Tier 1 ratio (fully phased- in) of 10.6% at 3/31/16 (2) - Returned $3.0 billion to shareholders through common stock dividends and net share repurchases (1) Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle. (2) 1Q16 capital ratio is a preliminary estimate. Fully phased-in capital ratios are calculated assuming the full phase-in of the Basel III capital rules. See page 31 for additional information regarding the Common Equity Tier 1 capital ratio. Diluted earnings per common share $1.04 $1.03 $1.05 $1.00 $0.99 Wells Fargo Net Income ($ in millions, except EPS)

Wells Fargo 1Q16 Supplement 3 Noteworthy items in 1Q16 results ($ in millions) Pre-tax Income Impact Line Affected Income Statement Sale of crop insurance business, on 3/31/16 $ 381 - Sold ~$4 billion in assets Hedging results (hedge ineffectiveness), driven by long-term debt 379 All other income Oil and Gas OTTI (124) Gains/(losses) on debt and equity securities Credit reserve build, driven by oil and gas (200) Provision expense Seasonally elevated personnel expense (752) Incentive compensation and Employee benefits expense ($ in millions) Balance Sheet Impact Line Affected Ba ance Sheet Acquired loans and leases from GE Capital $ 30,784 - See page 8 for additional information All other income Loans and leases, Other Assets

Wells Fargo 1Q16 Supplement 4 1,174.8 1,219.4 1Q15 1Q16 863.3 927.2 1Q15 1Q16 5.8 5.5 1Q15 1Q16 Year-over-year results Diluted earnings per common share (1) Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle. 21.3 22.2 1Q15 1Q16 Net Income ($ in billions, except EPS) 8.8 9.2 1Q15 1Q16 Revenue ($ in billions) Pre-tax Pre-provision Profit (1) ($ in billions) 5,162.9 5,075.9 1Q15 1Q16 Period-end Common Shares Outstanding (shares in millions) Average Deposits ($ in billions) $1.04 $0.99 Average Loans ($ in billions)

Wells Fargo 1Q16 Supplement 5 Balance Sheet and credit overview (linked quarter) Loans  Total loans increased $30.7 billion and included $24.9 billion from GE Capital acquisitions, as well as organic growth Short-term investments/ Fed funds sold  Up $30.4 billion primarily reflecting increases in deposits and long-term debt Trading assets  Down $4.0 billion Investment securities  Down $12.7 billion as run-off and sales were partially offset by gross purchases of ~$5 billion (compared with 2015 quarterly purchase average of ~$26 billion) Deposits  Up $18.2 billion as strong consumer and small business growth, in part due to seasonality, was partially offset by lower commercial balances Long-term debt  Up $28.4 billion on $23.8 billion of issuances, including $11.0 billion in funding raised in advance of closing the GE Capital acquisitions, in addition to debt assumed through the GE Capital acquisitions Short-term borrowings  Up $10.2 billion and included higher repurchase agreement balances Common stock outstanding  Common shares outstanding down 16.2 million on net share repurchases of $1.1 billion Credit  Net charge-offs of $886 million, up $55 million driven by higher losses from the oil and gas portfolio  $200 million reserve build (1) as continued improvement in residential real estate was more than offset by higher commercial reserves reflecting continued deterioration in the oil and gas portfolio Period-end balances. All comparisons are 1Q16 compared with 4Q15. (1) Provision expense minus net charge-offs.

Wells Fargo 1Q16 Supplement 6 Income Statement overview (linked quarter) Total revenue  Revenue of $22.2 billion, up $609 million Net interest income  NII up $79 million as growth in earning assets, including the addition of assets from GE Capital acquisitions, and the benefit from the fourth quarter increase in short- term rates was partially offset by lower variable income and one less day in the quarter  NIM down 2 bps to 2.90% driven by lower variable income Noninterest income  Noninterest income up $530 million - Trust and investment fees down $126 million on lower investment banking, retail brokerage transaction revenue and asset-based fees from lower market valuations - Mortgage banking down $62 million as seasonally lower mortgage origination volumes and lower production margins were partially offset by higher servicing income - Market sensitive revenue (1) down $180 million as lower equity gains and lower gains on debt securities were partially offset by higher gains on trading across all market businesses - Lease income up $228 million primarily driven by the acquisition of rail car and other operating leases from GE Capital - Other income up $822 million and included a $381 million gain from the sale of our crop insurance business and $379 million positive hedge ineffectiveness primarily related to our long-term debt hedging results Noninterest expense  Noninterest expense up $429 million - Personnel expense up $647 million; included $752 million in seasonally higher incentive compensation and employee benefits expense, partially offset by lower salaries expense primarily on one less day in the quarter - Equipment expense down $112 million and outside professional services down $244 million reflecting typically low 1Q levels - Operating lease depreciation expense up $162 million primarily due to the leases acquired from GE Capital All comparisons are 1Q16 compared with 4Q15. (1) Consists of net gains from trading activities, debt securities and equity investments.

Wells Fargo 1Q16 Supplement 7 Loans  Total loans grew $86.1 billion, or 10%, YoY and were up $30.7 billion, or 3%, LQ - Commercial loans up $31.6 billion LQ on GE Capital acquisitions and organic growth • $24.9 billion in acquired loans (see page 8 for additional information) - Consumer loans down $923 million LQ as growth in first mortgage loans, auto loans, securities-based lending and student lending was more than offset by declines in junior lien mortgage and credit card  Total average loans of $927.2 billion up $63.9 billion, or 7%, YoY and $14.9 billion, or 2%, LQ  Total average loan yield of 4.16%, up 8 bps LQ reflecting the acquisition of loans and capital leases from GE Capital, as well as the benefit of floating rate loan repricing (1) See page 25 for additional information regarding the non-strategic/liquidating portfolio, which consists of Pick-a-Pay, liquidating home equity, legacy Wells Fargo Financial debt consolidation, and certain other legacy Wachovia portfolios. 802.6 832.1 849.2 864.6 897.6 58.6 56.4 54.0 52.0 49.7 861.2 888.5 903.2 916.6 947.3 1Q15 2Q15 3Q15 4Q15 1Q16 Core loans Non-str tegic/liquidating loans Period-end Loans Outstanding ($ in billions) Average Period-end 4.19% 4.20% 4.11% 4.08% 4.16% (1) Total average loan yield

Wells Fargo 1Q16 Supplement 8 GE Capital assets acquired in 1Q16  Integrations are on track  Continue to expect modest accretion in 2016  Loans and leases – Loans and leases were marked to fair value in purchase accounting with no Allowance recorded with the 3/1/16 closing – $1.4 billion of loans were purchased credit- impaired with $352 million in nonaccretable difference (net carrying amount $1.1 billion) – ~ 60% of loans and leases were floating rate  Other: – Acquired $3.6 billion of long-term debt associated with previous GE Capital securitizations on a portion of the loans acquired – Added $2.4 billion of goodwill and other identifiable intangibles  Added $30.8 billion of loans and leases from GE Capital including $24.9 billion of loans and interest earning leases and $5.9 billion of operating lease assets – $4.1 billion from railcar portfolio (1/1/16 close) – $26.7 billion from commercial & industrial loans and leases (3/1/16 close) ($ in millions) Total, Net Rail Car Transaction closed on 1/1/16 Loans and Leases $ 918 Operating Leases, in Other Assets 3,222 Total Rail Car $ 4,140 Commercial & Industrial loans and leases Commercial Distribution Finance $ 9,934 Vendor Finance 7,489 Corporate Finance 6,530 Total loans and leases 23,953 Other assets (operating leases) Direct Leasing 1,448 Vendor Finance 1,243 Total other assets 2,691 Total CDF, VF and other $ 26,644 Total Loans and Leases Acquired $ 30,784 Commercial Distribution Finance, Vendor Finance and corporate finance assets closed on 3/1/16

Wells Fargo 1Q16 Supplement 9 150 160 170 180 190 200 210 220 230 240 1Q15 1Q16 Core 1-4 Family First Mortgage (1) 20 24 28 32 36 1Q15 1Q16 Credit Card 24 29 34 39 44 49 54 59 64 1Q15 1Q16 Automobile 100 105 110 115 120 125 130 135 140 145 150 155 1Q15 1Q16 Commercial Real Estate 30 32 34 36 38 40 1 15 1Q16 Other Revolving Credit and Installment 200 220 240 260 280 300 320 340 1Q15 1Q16 Commercial and Industrial Year-over-year loan growth  Strong 1Q16 originations, up 9% YoY  Growth reflected continued new account openings and increases in active accounts ($ in billions)  GE Capital acquisitions and broad- based organic growth Period-end balances. (1) See page 26 for additional information.  2Q15 GE Capital CRE loan portfolio acquisition and organic growth  Nonconforming mortgage loan growth  Growth in securities-based lending, personal lines and loans and student loans

Deposits

Average Deposits and Rates
($ in billions)



1,174.8
1,216.8
1,219.4
325.6
350.7
345.4
849.2
866.1
874.0
0.09%
0.08%
0.10%
1Q15
4Q15
1Q16
Noninterest-bearing deposits
Interest-bearing deposits
Average deposit cost

Period-end Deposits
($ in billions)



1,196.7
1,223.3
1,241.5
1Q15
4Q15
1Q16

Average

- Deposits up $44.6 billion, or 4%, YoY and $2.6 billion LQ
  - Noninterest-bearing deposits up $19.8 billion, or 6%, YoY and down $5.3 billion, or 2%, LQ
  - Interest-bearing deposits up $24.8 billion, or 3%, YoY and $7.9 billion, or 1%, LQ
- Average deposit cost of 10 bps, up 2 bps LQ and up 1 bp YoY driven by commercial deposits
- Consumer and small business banking deposits (1) of $714.8 billion, up 7% YoY and 3% LQ

Period-end

- Total period-end deposits of $1.2 trillion up $44.8 billion, or 4%, YoY and $18.2 billion, or 1%, LQ, as strong consumer and small business customer and balance growth, in part reflecting seasonality, was partially offset by lower commercial deposits
- Primary consumer checking customers (2) up 5.0% YoY

(1) Total deposits excluding mortgage escrow and wholesale deposits.
(2) Data as of February 2016, comparisons with February 2015; customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposits.

Wells Fargo 1Q16 Supplement

10

Wells Fargo 1Q16 Supplement 11 Balanced Spread and Fee Income Diversified Fee Generation (% of noninterest income) 1Q16 Revenue diversification 47% 53% Net Interest Income Noninterest Income 8% 4% 2% 2% 2% 4% 7% 8% 4% 1% 1% 1% 3% 9% 3% 8% 21% 12% All Other Noninterest Income Lease Income Net Gains from Equity Investments Net Gains on Debt Securities Net Gains from Trading Insurance Mortgage Originations/Sales, net Mortgage Servicing, net Wire & Remittance and All Other Fees Letters of Credit Fees CRE Brokerage Commissions Cash Network Charges and Fees on Loans Card Fees Investment Banking Trust and Investment Management Brokerage Advisory, Commissions and Other Deposit Service Charges $22.2 billion Deposit Service Charges 12% Card Fees 9% Total Mortgage Banking 15% Insurance 4% Net Gains from Trading 2% Total Trust & Investment Fees 32% Total Other Fees 10% Net Gains from Equity Inv. 2% Lease Income 4% Net Gains on Debt Securities 2% All Other Noninterest Income 8%

Wells Fargo 1Q16 Supplement 12 10,986 11,270 11,457 11,588 11,667 1Q15 2Q15 3Q15 4Q15 1Q16  Net interest income up $681 million YoY, or 6%, and $79 million LQ, or 1%, reflecting growth in earning assets including the addition of GE Capital assets, the benefit from higher short-term rates, and disciplined deposit pricing  Average earning assets up $31.0 billion, or 2%, LQ - Loans up $14.9 billion - Trading assets up $11.6 billion driven by agency MBS - Short-term investments/fed funds sold up $10.1 billion - Mortgages and loans held for sale down $1.3 billion - Investment securities down $5.0 billion  NIM of 2.90% down 2 bps from 4Q15 as balance sheet growth and repricing was neutral to the margin and the impact of lower variable income was (2) bps Net interest income Net Interest Margin (NIM) 2.95% 2.97% 2.96% 2.92% 2.90% Net Interest Income ($ in millions)

Noninterest income

($ in millions)	1Q16	vs 4Q15	vs 1Q15
Noninterest income			
Service charges on deposit accounts	$ 1,309	(2) %	8
Trust and investment fees:			
Brokerage advisory, commissions and other fees	2,239	(2)	(6)
Trust and investment management	815	(3)	(4)
Investment banking	331	(14)	(26)
Card fees	941	(3)	8
Other fees	933	(10)	(13)
Mortgage banking	1,598	(4)	3
Insurance	427	-	(1)
Net gains from trading activities	200	n.m.	(51)
Net gains on debt securities	244	(29)	(12)
Net gains from equity investments	244	(42)	(34)
Lease income	373	n.m.	n.m.
Other	874	n.m.	n.m.
Total noninterest income	**$ 10,528**	**5 %**	**2**



10,292
10,048
10,418
9,998
10,528
1Q15
2Q15
3Q15
4Q15
1Q16

- Service charges down $20 million LQ on seasonality
- Trust and investment fees down $126 million on lower investment banking, retail brokerage transaction revenue and asset-based fees
- Other fees down $107 million from strong 4Q15 commercial real estate brokerage commissions
- Mortgage banking down $62 million as seasonally lower mortgage origination volumes and lower production margins were partially offset by higher servicing income
- Trading gains up $101 million on higher customer accommodation trading results
  - $23 million in deferred compensation investment income (P&L neutral) vs. $83 million in 4Q15
- Gains on sale of debt securities down $102 million net of $65 million of other-than-temporary impairment (OTTI)
- Gains from equity investments down $179 million net of $133 million of OTTI from the 4Q15 sale of a partial ownership in a business and lower equity fund gains
- Lease income up $228 million primarily reflecting the GE Capital acquisitions
  - Full quarter benefit from rail car, closed on 1/1/16
  - One month benefit from vendor finance and distribution finance businesses, closed on 3/1/16
- Other income up $822 million and included $381 million from the gain on sale of our crop insurance business and $379 million of hedge ineffectiveness primarily related to our long-term debt hedging results, reflecting lower interest rates and currency fluctuations

Wells Fargo 1Q16 Supplement 13

Noninterest expense and efficiency ratio (1)

($ in millions)		1Q16	vs 4Q15		vs 1Q15
Noninterest expense					
Salaries	$	4,036	(1)	%	5
Commission and incentive compensation		2,645	8		(1)
Employee benefits		1,526	46		3
Equipment		528	(18)		7
Net occupancy		711	(2)		(2)
Core deposit and other intangibles		293	(6)		(6)
FDIC and other deposit assessments		250	(3)		1
Outside professional services (2)		583	(30)		6
Other (2)		2,456	8		13
Total noninterest expense	**$**	**13,028**	**3**	**%**	**4**



12,507
12,469
12,399
12,599
13,028
58.8%
58.5%
56.7%
58.4%
58.7%
1Q15
2Q15
3Q15
4Q15
1Q16
Efficiency Ratio

- Noninterest expense up $429 million LQ
  - Personnel expense up $647 million
    - Salaries down $25 million primarily due to one less day in the quarter
    - Commissions and incentive compensation up $188 million as $269 million in annual equity awards to retirement-eligible employees was partially offset by lower revenue-based incentive compensation
    - Employee benefits expense up $484 million on seasonally higher payroll taxes and 401(k) matching expenses
      - $31 million in deferred compensation expense vs. $111 million in 4Q15
  - Equipment expense down $112 million and Outside professional services (2) down $244 million reflecting typically lower 1Q levels
  - Other expense (2) up $178 million
    - Foreclosed asset expense up $58 million from a 4Q15 which included commercial real estate recoveries
    - Insurance expense up $54 million on higher crop insurance expense
    - Operating lease depreciation expense up $162 million reflecting the addition of GE Capital acquired lease assets
    - Operating losses down $78 million on lower litigation expense
- 1Q16 efficiency ratio of 58.7%
- Expect to operate at the higher end of the targeted efficiency ratio range of 55%-59% for full year 2016

(1) Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income). Noninterest expense and our efficiency ratio may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.

(2) The sum of Outside professional services expense and Other expense equals Other noninterest expense in the Consolidated Statement of Income, pages 18 and 19 of the press release.

Wells Fargo 1Q16 Supplement

14

Community Banking

($ in millions)		1Q16	vs 4Q15		vs 1Q15
Net interest income	$	7,468	1	%	4
Noninterest income		5,146	5		4
Provision for credit losses		720	2		9
Noninterest expense		6,836	(1)		4
Income tax expense		1,697	13		32
Segment net income	**$**	**3,296**	**4**	**%**	**(7)**
($ in billions)					
Avg loans, net	$	484.3	-		3
Avg deposits		683.0	3		6

($ in billions)		1Q16		4Q15	1Q15
Regional Banking:					
Primary consumer checking customers [1][2]		5.0	%	5.6	5.7
Retail Bank household cross-sell [1]		6.09		6.11	6.13
Debit card purchase volume (POS) [3]	$	72.4		73.0	66.5

($ in billions)		1Q16		vs 4Q15		vs 1Q15
Consumer Lending:						
Credit card purchase volume (POS)	$	17.5		(8)	%	13
Credit card penetration [1][4]		43.3	%	(16)	bps	145
Home Lending:						
Applications	$	77		20	%	(17)
Application pipeline		39		34		(11)
Originations		44		(6)		(10)
Residential HFS production margin [5]		1.68	%	(15)	bps	(25)

- Net income of $3.3 billion, down 7% YoY and up 4% LQ

Regional Banking

- Primary consumer checking customers [1][2] up 5.0% YoY
- Retail bank cross-sell of 6.09 [1] products per household
- Debit card purchase dollar volume [3] of $72.4 billion, down 1% LQ and up 9% YoY

Consumer Lending

- Credit card purchase dollar volume of $17.5 billion, down 8% LQ on seasonality and up 13% YoY
- Consumer auto originations of $7.7 billion, up 2% LQ and up 9% YoY
- Mortgage originations of $44 billion, down 6% LQ on seasonality and down 10% YoY
  - 55% of originations were for purchases, compared with 59% in 4Q15
  - 1.68% residential held for sale production margin [5]

(1) Metrics reported on a one-month lag from reported quarter-end; for example 1Q16 data as of February 2016 compared with February 2015.
(2) Customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposit.
(3) Combined consumer and business debit card purchase volume dollars.
(4) Household penetration as of February 2016 and defined as the percentage of Retail Bank households that have a credit card with Wells Fargo.
(5) Production margin represents net gains on residential mortgage loan origination/sales activities divided by total residential held-for-sale mortgage originations.

Wells Fargo 1Q16 Supplement 15

Wholesale Banking

($ in millions)		1Q16	vs 4Q15		vs 1Q15
Net interest income	$	3,748	1	%	9
Noninterest income		3,210	13		8
Provision for credit losses		363	n.m.		n.m.
Noninterest expense		3,968	14		10
Income tax expense		719	(15)		(12)
Segment net income	**$**	**1,921**	**(9)**	**%**	**(3)**
($ in billions)					
Avg loans, net	$	429.8	3		13
Avg deposits		428.0	(5)		(1)

($ in billions)		1Q16		vs 4Q15		vs 1Q15
Key Metrics:						
Cross-sell [1]		7.3		-	%	1
Commercial card spend volume [2]	$	6.3		-		6
U.S. investment banking market share [3]		4.7	%			

- Net income of $1.9 billion, down 3% YoY and 9% LQ
- Net interest income up 1% LQ
  - Average loans were up 13% YoY and 3% LQ driven by the GE Capital acquisitions, as well as growth in asset backed finance and corporate banking
  - Average deposits down 5% LQ reflecting seasonality, acquisition-related outflows, and competitive pricing
- Noninterest income up 13% LQ on the sale of our crop insurance business, higher lease income on GE Capital acquisitions and stronger trading results
- Noninterest expense up 14% LQ on higher personnel expense, lease expense, foreclosed asset expense and insurance expense

Cross-sell

- Cross-sell of 7.3 products per relationship [1], stable LQ

Treasury Management

- Commercial card spend volume [2] of $6.3 billion, up 6% YoY
- Treasury management revenue up 7% YoY reflecting new product sales and repricing

Investment Banking

- U.S. investment banking market share of 4.7% [3] vs. 4.3% in FY 2015

(1) Cross-sell reported on a one-quarter lag and does not reflect Business Banking relationships which were realigned in the segment in 4Q15.
(2) Includes commercial card volume for the entire company.
(3) Year-to-date through March. Source: Dealogic U.S. investment banking fee market share.

Wells Fargo 1Q16 Supplement 16

Wealth and Investment Management

($ in millions)		1Q16	vs 4Q15		vs 1Q15
Net interest income	$	943	1	%	14
Noninterest income		2,911	(3)		(8)
Reversal of provision for credit losses		(14)	n.m.		n.m.
Noninterest expense		3,042	1		(3)
Income tax expense		314	(14)		(3)
Segment net income	**$**	**512**	**(14)**	**%**	**(3)**
($ in billions)					
Avg loans, net	$	64.1	2		13
Avg deposits		184.5	4		8

($ in billions, except where noted)		1Q16	vs 4Q15		vs 1Q15
Key Metrics:					
WIM Client assets [(1)] *($ in trillions)*	$	1.6	2	%	(2)
WIM Cross-sell [(2)]		10.55	-		1
Retail Brokerage					
Financial advisors		15,064	1		-
Advisory assets	$	428	2		(1)
Client assets *($ in trillions)*		1.4	2		(2)
Wealth Management					
Client assets		225	-		(1)
Wells Fargo Asset Management					
Total AUM [(3)]		481	(2)		(2)
Wells Fargo Funds AUM		222	(5)		(6)
Retirement					
IRA assets		357	1		(2)
Institutional Retirement Plan assets		331	(1)		(5)

- Net income of $512 million, down 3% YoY and down 14% LQ
- Net interest income up 14% YoY; average loans up 13% and average deposits up 8%
- Noninterest income down 3% LQ driven by lower brokerage transaction revenue, asset-based fees, and gains on deferred compensation plan investments (offset in employee benefits expense)
- Noninterest expense up 1% LQ primarily driven by seasonally higher personnel expense

Retail Brokerage

- Advisory assets of $428 billion, up 2% LQ; and down 1% YoY as lower market valuations were partially offset by net flows

Wealth Management

- Wealth Management client assets flat LQ and down 1% YoY

Wells Fargo Asset Management

- Total AUM [(3)] down 2% LQ; and down 2% YoY due to equity outflows and lower market valuations, partially offset by favorable fixed income and money market net client inflows

Retirement

- Institutional Retirement plan assets down 1% LQ and 5% YoY

(1) WIM Client Assets reflect Brokerage & Wealth assets, including Wells Fargo Funds holdings and deposits.
(2) 1Q16 data as of February 2016.
(3) Wells Fargo Asset Management Total AUM not held in Brokerage & Wealth client assets excluded from WIM Client Assets.

Wells Fargo 1Q16 Supplement 17

Wells Fargo 1Q16 Supplement 18 608 300 703 831 1,086 708 650 703 831 886 1Q15 2Q15 3Q15 4Q15 1Q16 Provision Expense All Other Net Charge-offs Oil & Gas Net Charge-offs 0.33% 0.30% 0.31% 0.36% 0.38% Net Charge-off Rate Credit quality (1) Provision expense minus net charge-offs. Nonperforming Assets ($ in billions) Provision Expense and Net Charge-offs ($ in millions)  Net charge-offs of $886 million, up $55 million, or 7%, LQ on $87 million higher oil and gas portfolio losses  $200 million reserve build (1) in the quarter, as continued improvement in residential real estate was more than offset by higher oil and gas reserves  0.38% net charge-off rate - Commercial losses of 20 bps, up 4 bps LQ - Consumer losses of 57 bps, up 1 bp LQ  NPAs increased $706 million LQ - Nonaccrual loans increased $852 million on $1.1 billion higher oil and gas and $343 million from the addition of GE Capital loans, partially offset by lower residential and commercial real estate nonaccruals - Foreclosed assets declined $146 million  Early stage delinquencies in the consumer portfolio of 0.98%, down 19 bps LQ and 9 bps YoY  Allowance for credit losses = $12.7 billion - Allowance covered 3.6x annualized 1Q16 net charge-offs • Acquired loans and leases from GE Capital acquisitions were marked to fair value in purchase accounting with no Allowance recorded with the closings - Future allowance levels will be based on a variety of factors, including loan growth, portfolio performance and general economic conditions 12.4 11.9 10.9 10.6 10.3 0.1 0.5 0.6 0.8 1.9 2.3 2.0 1.8 1.4 1.3 14.8 14.4 13.3 12.8 13.5 1Q15 2Q15 3Q15 4Q15 1Q16 All Other Nonaccrual L ans Oil & Gas Nonaccrual Loans Foreclosed Assets

Oil and gas loan portfolio

- Oil and gas loan portfolio of $17.8 billion, or 1.9% of total loan outstandings

$17.8 billion of Oil and Gas Loans Outstanding (1)


Field Service
21%
Contract Drilling
3%
Natural Gas Pipeline
8%
6%
Oil & Gas Pipeline
6%
Wholesalers
1%
Refining
55%
Extraction
Sectors:
Exploration and Production
Midstream
Services

$40.7 billion of Oil and Gas Exposure (1) (2)


Field Service
20%
Contract Drilling
5%
Natural Gas Pipeline
8%
7%
Oil & Gas Pipeline
7%
Wholesalers
8%
Refining
45%
Extraction

- Outstandings up $474 million, or 3%, from 4Q15 on drawn lines and the acquisition of $236 million in loans from GE Capital
- Outstandings include $819 million second lien and $374 million of mezzanine loans
- ~7%, or $1.2 billion, of outstandings to investment grade companies (3)

- Exposure down $1.3 billion, or 3%, LQ reflecting declines across all 3 sectors from reductions to existing credit facilities and net charge-offs
- ~22%, or $8.8 billion, of exposure to investment grade companies (3)
  - ~34% of unfunded commitments are to investment grade companies

As of March 31, 2016.
(1) Industry classifications based on NAICS classifications.
(2) Exposure = Loans outstanding + unfunded commitments.
(3) Publicly rated investment grade rating from at least one of the debt rating agencies, as of 3/31/16.

Wells Fargo 1Q16 Supplement
19

Wells Fargo 1Q16 Supplement 20 Oil and gas loan portfolio, 1Q credit performance Net charge-offs  $204 million of net charge-offs in 1Q16, up $87 million from 4Q15, driven by deterioration in borrower financial performance and collateral values reflecting lower crude and natural gas prices - All of the losses were in the E&P and services sectors Nonaccrual loans  Nonaccrual loans of $1.9 billion, up $1.1 billion from 4Q15 on higher outstandings, weaker expectations for borrower cash flows reflecting lower collateral values, the run-off of hedges, less sponsor support and the closing of external liquidity sources, as well as protective draws - Nearly all nonaccruals were in the E&P and services sectors - ~90% of nonaccruals current on interest and principal - Substantially all nonaccruals are senior secured Allowance for credit losses  $1.7 billion of allowance for credit losses allocated for oil and gas portfolio - 9.3% of total oil and gas loans outstanding - Reflects updated individual borrower grades and grade migration in the quarter resulting from changing borrower financial conditions

Monitoring other loan exposures in energy regions

Consumer

For the past year, we have been closely monitoring communities dependent on petroleum, defined as "In Zone" (1)

- 15 regions in 8 of these states have > 3% employment to oil and gas companies

- Tracking consumer loan outstandings and utilization, delinquency rates and trends, FICO scores and loan-to-value (LTV) migration in all large consumer portfolios including residential real estate, auto, credit card, and other revolving credit
- After having outperformed the consumer portfolio for several years, "In Zone" consumer delinquencies have increased and were trending in line with the rest of the consumer portfolio, defined as "Out of Zone"

30-89+ Days Past Due of Consumer Portfolios


2.5%
2.0%
1.5%
1.0%
30-89 DPD %
Out of Zone
In Zone
1Q 2014
Feb 2016

Residential Real Estate, % LTVs > 80%


20%
15%
10%
5%
LTV >80 %
Out of Zone
In Zone
1Q 2014
Feb 2016

- Implemented underwriting changes across our consumer portfolios in these "In Zone" markets to respond to market conditions

Commercial Real Estate

Monitoring exposures in states highly correlated to the oil and gas industry

- Tracking loans outstanding and collateral performance, nonaccrual trends, loan rating migration, along with market trends
- Starting from a position of strength with loans typically being moderately levered and often credit enhanced with meaningful recourse
  - Larger exposures are typically with strong, institutional-quality sponsors

(1) Regions in nine states, including the Houston core-based statistical area due to the high total number of petroleum jobs in the metro area, and the state of Alaska due to a decrease in the payout from the Permanent Fund Dividend (is a fund that pays royalties from the oil industry to residents of Alaska).

Wells Fargo 1Q16 Supplement 21

Wells Fargo 1Q16 Supplement 22  Capital remained strong  Common Equity Tier 1 ratio well above the regulatory minimum and buffers and our internal buffer - Common Equity Tier 1 ratio (fully phased-in) of 10.6% at 3/31/16 (1) - LQ decline reflected the deployment of capital for the addition of assets acquired from GE Capital  Period-end common shares outstanding down 16.2 million LQ - Purchased 51.7 million common shares - Issued 35.5 million common shares reflecting seasonally higher employee benefit plan activity  Our strong capital levels allowed us to continue to return capital to shareholders - Returned $3.0 billion to shareholders in 1Q16 - Net payout ratio (2) of 60% in 1Q16 Capital (1) 1Q16 capital ratio is a preliminary estimate. Fully phased-in capital ratios are calculated assuming the full phase-in of the Basel III capital rules. See page 31 for additional information regarding capital ratios. (2) Net payout ratio means the ratio of (i) common stock dividends and share repurchases less issuances and stock compensation-related items, divided by (ii) net income applicable to common stock. Capital Return Capital Position 10.5% 10.6% 10.6% 10.8% 10.6% 1Q15 2Q15 3Q15 4Q15 1Q16 Estimated Common Equity Tier 1 Ratio (Fully Phased-In) (1)

Wells Fargo 1Q16 Supplement 23 1Q16 Summary  Strong earnings of $5.5 billion - Diluted EPS of $0.99  PTPP (1) of $9.2 billion, up 5% from 1Q15  Solid returns - ROA = 1.21% - ROE = 11.75%  Added $30.8 billion of loans and leases from GE Capital  Strong loan and deposit growth - Period-end loans up $86.1 billion, or 10%, YoY - Period-end deposits up $44.8 billion, or 4%, YoY  Diversified and high quality loan portfolio - Credit quality remained strong with net charge-offs of 0.38% (annualized), up 5 bps from 1Q15 - Maintained our risk and pricing discipline  Strong capital levels while returning $3.0 billion to shareholders through common stock dividends and net share repurchases in 1Q16 (1) Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle. 1Q16

Appendix

Wells Fargo 1Q16 Supplement 25 Non-strategic/liquidating loan portfolio (1) Net of purchase accounting adjustments. ($ in billions) 1Q16 4Q15 3Q15 2Q15 1Q15 4Q08 Pick-a-Pay mortgage (1) $ 37.7 39.1 40.6 42.2 43.7 95.3 Liquidating home equity 2.1 2.2 2.4 2.6 2.7 10.3 Legacy WFF indirect auto - - - - - 18.2 Legacy WFF debt consolidation 9.4 10.0 10.3 10.7 11.1 25.3 Education Finance - gov't guaranteed - - - - - 20.5 Legacy WB C&I and CRE PCI loans (1) 0.4 0.5 0.5 0.6 0.7 18.7 Legacy WB other PCI loans (1) 0.1 0.2 0.2 0.3 0.4 2.5 Total $ 49.7 52.0 54.0 56.4 58.6 190.8

Real estate 1-4 family first mortgage portfolio

($ in millions)		1Q16		4Q15
Real estate 1-4 family first mortgage:				
Core portfolio	$	227,614		224,750
Non-strategic and liquidating loan portfolios (1)		47,120		49,119
Total real estate 1-4 family first mortgage portfolio	$	274,734		273,869
Core first lien mortgage:				
Nonaccrual loans	$	3,059		3,210
as % of loans		1.34	%	1.43
Net charge-offs	$	34		23
as % of average loans		0.06	%	0.04
Non-strategic and liquidating first lien mortgage portfolio:				
Nonaccrual loans	$	3,624		4,083
as % of loans		7.69	%	8.31
Net charge-offs	$	14		27
as % of average loans		0.12	%	0.22

- Core first lien up $2.9 billion, or 1%, LQ reflecting nonconforming mortgage originations
  - Nonconforming mortgage loans increased $5.5 billion to $144.5 billion (2)
  - First lien home equity lines of $15.9 billion, down $280 million
- Strong core first lien credit performance
  - Nonaccrual loans down $151 million, or 9 bps, LQ
  - Net charge-offs up $11 million LQ to 6 bps
- Pick-a-Pay non-PCI portfolio
  - Loans of $19.3 billion down 4% LQ driven by loans paid-in-full
  - Nonaccrual loans decreased $132 million, or 6%, LQ
  - Net charge-offs down $5.7 million LQ on improved portfolio performance and lower severities
  - Current average LTV of 58% (3)
- Pick-a-Pay PCI portfolio
  - Accretable yield balance of $15.6 billion
  - Remaining nonaccretable difference of $1.7 billion

(1) Non-strategic and liquidating loan portfolios primarily consist of Pick-a-Pay and PCI loans acquired from Wachovia and certain portfolios from legacy Wells Fargo Home Equity and Wells Fargo Financial.
(2) Nonconforming mortgages originated post February 2009.
(3) The current loan-to-value (LTV) ratio is calculated as the net carrying value divided by the collateral value.

Wells Fargo 1Q16 Supplement 26

Wells Fargo 1Q16 Supplement 27 Real estate 1-4 family junior lien mortgage portfolio  Junior lien mortgage loans down 3% LQ as new originations were more than offset by paydowns  Core junior nonaccruals down $69 million, or 5%, LQ  Core junior net charge-offs of $65 million, or 52 bps, up $5 million LQ (1) Non-strategic and liquidating loan portfolios primarily consist of PCI loans acquired from Wachovia and certain portfolios from legacy Wells Fargo Home Equity and Wells Fargo Financial. ($ in millions) 1Q16 4Q15 Core portfolio $ 49,119 50,652 Non-strategic and liquidating loan portfolios (1) 2,205 2,352 Total real estate 1-4 family junior lien mortgage portfolio $ 51,324 53,004 Nonaccrual loans $ 1,329 1,398 as % of loans 2.71% 2.76 Net charge-offs $ 65 60 as % of average loans 0.52% 0.47 Nonaccrual loans $ 92 97 as % of loans 4.17% 4.11 Net charge-offs $ 9 10 as % of average loans 1.53% 1.61 Real estate 1-4 family junior lien mortgage: Core junior lien mortgage: Non-strategic and liquidating junior lien mortgage portfolio:

Wells Fargo 1Q16 Supplement 28 Consumer credit card portfolio  Credit card outstandings down 3% LQ from a seasonally high 4Q15, and up 10% YoY reflecting account growth - Credit card household penetration (3) of 43.3%, down 16 bps LQ reflecting household growth, while up 145 bps YoY reflecting continued new account growth and card portfolio acquisition - Purchase dollar volume down 8% LQ on seasonality and up 13% YoY  Net charge-offs up $19 million, or 23 bps, LQ and $23 million YoY on portfolio growth (1) Includes consumer credit card as well as certain co-brand and private label relationship new account openings. (2) Accounts having at least one POS transaction, including POS reversal, during the month. (3) Household penetration as of February 2016 and defined as the percentage of Retail Bank households that have a credit card with Wells Fargo. ($ in millions) 1Q16 4Q15 Credit card outstandings $ 33,139 34,039 Net charge-offs 262 243 as % of avg loans 3.16% 2.93 Key Metrics: P rchase volume $ 17,467 18,943 POS trans ctions (millions) 256 274 New accounts (1) 664,344 597,355 POS active accounts (thousands) (2) 8,207 8,282

Wells Fargo 1Q16 Supplement 29 Auto portfolios Consumer Portfolio  Auto outstandings of $60.7 billion up 1% LQ and 8% YoY - 1Q16 originations of $7.7 billion up 2% LQ and 9% YoY  Nonaccrual loans declined $7 million LQ and $19 million YoY  Net charge-offs down $8 million LQ driven by seasonality, and up $26 million YoY on higher severity - March Manheim index of 122.5, down 3% LQ and 2% YoY  30+ days past due decreased $350 million, LQ reflecting seasonality and increased $108 million YoY on portfolio growth Commercial Portfolio  Loans of $10.3 billion up 1% LQ and 15% YoY ($ in millions) 1Q16 4Q15 Auto outstandings $ 57,829 57,082 Nonaccrual loans 111 118 as % of loans 0.19% 0.21 Net charge-offs $ 123 131 as % of avg loans 0.86% 0.92 30+ days past due $ 1,070 1,416 as % of loans 1.85% 2.48 Auto outstandings $ 2,829 2,884 Nonaccrual loans 3 3 as % of loans 0.11% 0.10 Net charge-offs $ 4 4 as % of avg loans 0.62% 0.53 30+ days past due $ 12 16 as % of loans 0.42% 0.55 Commercial: Auto outstandings $ 10,336 10,245 Nonaccrual loans 16 16 as % of loa s 0.15% 0.16 Net charg - ffs $ - - as % of avg loans n.m. % n.m. Indirect Consumer: Direct Consumer:

Wells Fargo 1Q16 Supplement 30 Student lending portfolio Private Portfolio  $12.5 billion private loan outstandings up 2% LQ and YoY - Average FICO of 756 and 81% of the total outstandings have been co-signed - Originations up 136% LQ due to seasonality and 11% YoY  Net charge-offs decreased $12 million LQ due to seasonality of repayment and $1 million, or 2%, YoY  30+ days past due decreased $22 million LQ and $10 million YoY ($ in millions) 1Q16 4Q15 Private Portfolio: Private outstandings $ 12,466 12,241 Net charge-offs 32 44 as % of avg loans 1.04% 1.42 30 days past due $ 218 240 as % of loans 1.75% 1.96

Common Equity Tier 1 (Fully Phased-In)

Wells Fargo & Company and Subsidiaries

COMMON EQUITY TIER 1 UNDER BASEL III (FULLY PHASED-IN) (1)

(in billions)		Estimated Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Total equity		$ 198.5	193.9	194.0	190.7	190.0
Noncontrolling interests		(1.0)	(0.9)	(0.9)	(1.1)	(1.2)
Total Wells Fargo stockholders' equity		197.5	193.0	193.1	189.6	188.8
Adjustments:						
Preferred stock		(22.0)	(21.0)	(21.0)	(20.0)	(20.0)
Goodwill and other intangible assets (2)		(30.9)	(28.7)	(28.7)	(29.1)	(28.9)
Investment in certain subsidiaries and other		(1.9)	(0.9)	(1.6)	(0.6)	(0.9)
Common Equity Tier 1 (Fully Phased-In) under Basel III (1)	(A)	142.7	142.4	141.8	139.9	139.0
Total risk-weighted assets (RWAs) anticipated under Basel III (3)(4)	(B)	$ 1,341.2	1,321.7	1,331.8	1,325.6	1,326.3
Common Equity Tier 1 to total RWAs anticipated under Basel III (Fully Phased-In) (4)	(A)/(B)	10.6%	10.8	10.6	10.6	10.5

(1) Basel III capital rules, adopted by the Federal Reserve Board on July 2, 2013, revised the definition of capital, increased minimum capital ratios, and introduced a minimum Common Equity Tier 1 (CET1) ratio. These rules established a new comprehensive capital framework for U.S. banking organizations that implements the Basel III capital framework and certain provisions of the Dodd-Frank Act. The rules are being phased in through the end of 2021. Fully phased-in capital amounts, ratios and RWAs are calculated assuming the full phase-in of the Basel III capital rules. Fully phased-in regulatory capital amounts, ratios and RWAs are considered non-GAAP financial measures that are used by management, bank regulatory agencies, investors and analysts to assess and monitor the Company's capital position. We have included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.

(2) Goodwill and other intangible assets are net of any associated deferred tax liabilities.

(3) The final Basel III capital rules provide for two capital frameworks: the Standardized Approach, which replaced Basel I, and the Advanced Approach applicable to certain institutions. Under the final rules, we are subject to the lower of our CET1 ratio calculated under the Standardized Approach and under the Advanced Approach in the assessment of our capital adequacy. Because the final determination of our CET1 ratio and which approach will produce the lower CET1 ratio as of March 31, 2016, is subject to detailed analysis of considerable data, our CET1 ratio at that date has been estimated using the Basel III definition of capital under the Basel III Standardized Approach RWAs. The capital ratio for December 31, 2015, September 30, 2015, and June 30, 2015, was calculated under the Basel III Standardized Approach RWAs, and the capital ratio for March 31, 2015 was calculated under the Basel III Advanced Approach RWAs.

(4) The Company's March 31, 2016, RWAs and capital ratio are preliminary estimates.

Wells Fargo 1Q16 Supplement

31

Wells Fargo 1Q16 Supplement 32 Forward-looking statements and additional information Forward-looking statements: This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we may make forward-looking statements in our other documents filed or furnished with the SEC, and our management may make forward- looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our noninterest expense and efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses and allowance levels; (iv) the appropriateness of the allowance for credit losses; (v) our expectations regarding net interest income and net interest margin; (vi) loan growth or the reduction or mitigation of risk in our loan portfolios; (vii) future capital levels or targets and our estimated Common Equity Tier 1 ratio under Basel III capital standards; (viii) the performance of our mortgage business and any related exposures; (ix) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (x) future common stock dividends, common share repurchases and other uses of capital; (xi) our targeted range for return on assets and return on equity; (xii) the outcome of contingencies, such as legal proceedings; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our first quarter 2016 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015. Purchased credit-impaired loan portfolios: Loans acquired that were considered credit impaired at acquisition were written down at that date in purchase accounting to an amount estimated to be collectible and the related allowance for loan losses was not carried over to Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans. In certain cases, the purchased credit-impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this document have been adjusted to exclude the purchased credit-impaired loans. References in this document to impaired loans mean the purchased credit-impaired loans. Please see page 30 of the press release announcing our 1Q16 results for additional information regarding the purchased credit-impaired loans.